Exhibit 99.1

Alliance One International, Inc.

LETTER OF TRANSMITTAL

for Tender of All Outstanding

$670,000,000 aggregate principal amount of

10% Senior Notes Due 2016 issued on July 2, 2009 and August 26, 2009 in Exchange for 10% Senior Notes Due 2016

That Have Been Registered Under the

Securities Act of 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [•] [•], 2009, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

Deutsche Bank Trust Company Americas

By Mail:

DB Services Tennessee, Inc.

P.O. Box 305050

Nashville, TN 37230

Attn: Reorganization Unit

By Registered or Certified Mail or Overnight Courier:	By Hand:

DB Services Tennessee, Inc. Trust and Securities Services 648 Grassmere Park Road Nashville, TN 37211 Attn: Reorganization Unit	DB Services Tennessee, Inc. Trust and Securities Services 648 Grassmere Park Road Nashville, TN 37211 Attn: Reorganization Unit

By Facsimile Transmission:

(for Eligible Institutions Only)

Fax: (615) 866-3889

Confirm by Telephone: (800) 735-7777

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned hereby acknowledges receipt of the prospectus dated [•] [•], 2009 (the “Prospectus”) of Alliance One International, Inc., a Virginia corporation (the “Company”), and this Letter of Transmittal, which together describe the offer by the Company (the “exchange offer”) to exchange 10% Senior Notes Due 2016 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the Prospectus is a part, for a like principal amount of 10% Senior Notes Due 2016 issued on July 2, 2009 and August 26, 2009 (the “Old Notes”). Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the exchange offer is extended. The Company shall give notice of any extension by giving written notice to Deutsche Bank Trust Company Americas, the exchange agent, and by making a public announcement by press release to Businesswire, the PR Newswire or any other national newswire service. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

This Letter of Transmittal is to be used by a holder of Old Notes if (i) Old Notes are to be physically forwarded herewith to the exchange agent or (ii) if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the exchange agent at the book-entry transfer facility pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—How to Tender—Book-Entry Transfer.” Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—How to Tender—Guaranteed Delivery Procedures.” Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

The term “holder” with respect to the exchange offer means any person in whose name Old Notes are registered on the books of the Company. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Old Notes. (Please Fill in, if Blank).	Tendered Old Note(s)
	Principal Represented Tendered**	Principal Amount	Registered Number(s)*	Aggregate Amount by Bond(s)

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders will be accepted only in integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of registered holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window ticket number (if available):

Name of Eligible Institution that Guaranteed Delivery:

Account number (if delivered by book-entry transfer):

☐	CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Number of Copies:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned, (with full knowledge that the exchange agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered Old Notes with full power of substitution to:

•

deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and

•	present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

The undersigned acknowledges that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represent(s) to the Company that:

•	any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes;

•	the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of New Notes; and

•

neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act.

If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an

“underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:

•

the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the book-entry transfer facility.

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made on the exchange date. For the purposes of the exchange offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives written notice thereof to the exchange agent. Any tendered Old Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder, subject only to limited exceptions applicable to persons to whom the exchange offer is not available.

The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Company pursuant to the procedures described under the caption “The Exchange Offer—How to Tender” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY if (i) Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐ Credit un-exchanged Old Notes delivered by book-entry transfer to the book-entry transfer facility account number set forth below:

Book-entry transfer facility

account number:

(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature. Mail or deliver New Notes and/or Old Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT OLD NOTES

ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9 on Reverse Side)

(Signature(s) of Registered Holder(s) of Old Notes)

Dated:                     , 2009

(The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE

(If Required by Instruction 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:                     , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the exchange agent’s account at the book-entry transfer facility of Old Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof), with any required signature guarantees and any other required documents, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:

•

such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “eligible guarantor institution”);

•

prior to the Expiration Date, the exchange agent must have received from the eligible guarantor institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, will be deposited by the eligible guarantor institution with the exchange agent; and

•

the certificates for all physically tendered shares of Old Notes, in proper form for transfer, (or book-entry confirmation, as the case may be) and all other documents required hereby must be received by the exchange agent three New York Stock Exchange trading days after the Expiration Date.

Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. See “The Exchange Offer—How to Tender—Guaranteed Delivery Procedures” section of the Prospectus.

3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the exchange offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible guarantor institution that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible guarantor institution.

No signature guarantee is required if:

•

this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein and the New Notes are to be issued directly to such registered holder(s) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Old Notes are tendered for the account of an eligible guarantor institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible guarantor institution.

6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7. Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection with the exchange. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from such payment is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes that are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

•	the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the IRS has notified the holder that such holder is no longer subject to backup withholding.

If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.

9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by the Company of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.

10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

PAYER’S NAME:
SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE PAYER’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

Part 1—Taxpayer Identification Number—PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

If you do not have a TIN, see the enclosed Guidelines for information on obtaining a number. If you are awaiting (or will soon apply for) a TIN, check the box in Part 2.

Social Security Number - - OR Employer Identification Number -
Part 2—Awaiting TIN ☐ Exempt ☐

Part 3—Certification—Under penalties of perjury, I certify that:

(1)        I am a U.S. person (including a U.S. resident alien);

(2)        The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(3)        I am not subject to backup withholding because:

(a)    Iam exempt from backup withholding,

(b)    Ihave not been notified by the Internal Revenue Service (the “IRS”) that I     am subject to backup withholding as a result of a failure to report all interest     or dividends, or

(c)    theIRS has notified me that I am no longer subject to backup withholding.

Certification Instructions—You must cross out item (3) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature Date
Name
Address
City State Zip

YOU MUST COMPLETE THE FOLLOWING ADDITIONAL CERTIFICATION IF YOU ARE

AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered, or intend to mail or deliver in the near future, an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office. I understand that 28% of all reportable payments made to me will be withheld if I do not timely provide a correct taxpayer identification number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper taxpayer identification number to provide to the payer — Social Security Numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer Identification Numbers have nine digits separated by one hyphen (i.e., 00-0000000). The table below will help you determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —
6.	Sole proprietorship or single-member LLC that is disregarded as separate from its owner	The owner(3)

7.	Partnership or multiple member LLC that has not elected to be taxed as a corporation	The partnership or LLC

8.	Corporation or LLC that has elected to be taxed as a corporation	The corporation or LLC

9.	A broker or registered nominee	The broker or nominee

10	A valid trust, estate or pension trust	The legal entity(4)

11.	Association, club, religious, charitable, educational organization, or other tax-exempt organization	The organization

12.	Account with the Department of Agriculture in the name of a public entity (such	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

If no name is circled when there is more than one name, the number will be considered that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”) or if you do not know your number, obtain Form SS-5 (Application for Social Security Card) or Form SS-4 (Application for Employer Identification Number) at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In addition, you must check the box marked “Awaiting TIN” in Part 2 of Substitute Form W-9 and sign and date the “Certification of Awaiting Taxpayer Identification Number” at the bottom of the form. If you do not timely provide a TIN, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or a non-exempt trust described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Payments of interest not generally subject to backup withholding include:

•

Payments of interest on obligations issued by individuals, unless such payments equal $600 or more and are paid in the course of the payer’s trade or business and the payee does not provide its correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD COMPLETE AND RETURN SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Exempt payees should furnish their TIN, check the box labeled “Exempt” in Part 2 and sign and date the form. If you are a foreign person, you must submit the appropriate IRS Form W-8 signed under penalty of perjury attesting to foreign status. Such forms may be obtained from the Depositary or at www.irs.gov.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE